Dividends	12 Months Ended
Dec. 31, 2025
Dividends [Abstract]
Dividends

28. Dividends

The following dividends were declared by the Group and issuable to Metallon, the Group’s former parent company prior to the Reorganization Transaction described in Note 1, during the year ended December 31, 2025 and 2024 ($ in thousands, except per share amounts):

	2025	2024

$0 per qualifying ordinary share(1) (2024: $9,000)	$—	$9,000

(1)	— Per share amounts calculated based on 1,000 shares. See Note 26.

For the year ended December 31, 2024, the Group declared $9 million in dividends to its previous shareholders in three instalments: $5 million on January 12, 2024, $1 million on April 30, 2024, and $3 million on May 20, 2024.

The following dividends were paid by the Group during the ended December 31, 2025 and 2024 and were issued to Metallon:

	2025	2024

$0 per qualifying ordinary share (2024: $7,579)	$—	$9,018